SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2014

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

Registrant's telephone number, including area code (202) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2014, The Priceline Group Inc. (the "Company") filed with the Delaware Secretary of State a Restated Certificate of Incorporation that combined into one document, the Company's prior Restated Certificate of Incorporation as amended and supplemented to date. The Restated Certificate of Incorporation only restates and integrates, and does not further amend the provisions of the Certificate of Incorporation of The Priceline Group Inc. The filing of the Restated Certificate of Incorporation on July 18, 2014 was authorized by the Board of Directors of the Company, in accordance with Section 245 of the Delaware General Corporation Law. A copy of the Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Immediately prior to filing the above-referenced Restated Certificate of Incorporation on July 18, 2014, the Company filed two Certificates of Elimination with the Delaware Secretary of State, pursuant to Section 151 of the Delaware General Corporation Law. The Certificates of Elimination eliminated certificates of designation from The Priceline Group Certificate of Incorporation for Series A Convertible Redeemable PIK Preferred Stock and Series B Redeemable Preferred Stock. No shares of such securities were outstanding or will be issued. Copies of the certificates of elimination are attached to this Current Report on Form 8-K as Exhibits 3.2 and 3.3.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit    Description

3.1	Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 18, 2014.

3.2	Certificate of Elimination of the Series A Convertible Redeemable PIK Preferred Stock of The Priceline Group Inc., as filed with the Delaware Secretary of State on July 18, 2014.

3.3	Certificate of Elimination of the Series B Redeemable Preferred Stock of The Priceline Group Inc., as filed with the Delaware Secretary of State on July 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  July 18, 2014

EXHIBIT INDEX

Exhibit No.    Description

3.1	Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on July 18, 2014.

3.2	Certificate of Elimination of the Series A Convertible Redeemable PIK Preferred Stock of The Priceline Group Inc., as filed with the Delaware Secretary of State on July 18, 2014.

3.3	Certificate of Elimination of the Series B Redeemable Preferred Stock of The Priceline Group Inc., as filed with the Delaware Secretary of State on July 18, 2014.